VisionWave Holdings, Inc.

Built for the Battlefield. Ready for the Future

Overview

Nasdaq: VWAV

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the defense and non-defense industries, internationally, nationally and within our local market areas; our ability to mitigate our risk exposures; changes in management personnel; interest rate risk; concentration of our products and services in the defense industry; lack of liquidity; our risk management strategies; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; and the institution and outcome of litigation and other legal proceedings against us or to which we become subject. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in our prospectus, filed with the Securities and Exchange Commission on May 9, 2025.

Non-GAAP Financial Measures

This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures, if included, are provided at the end of this presentation.

VisionWave at a Glance

01 VisionWave (NASDAQ: VWAV) is a next-generation defense technology company pioneering proprietary AI, a real-time decision-making framework that powers autonomous systems, threat detection, and tactical operations across land, air, and sea for military and homeland security forces worldwide.

02 Founded in March 2024, VisionWave combines AI and sensing technologies developed by its founders and acquired assets, including IP purchased from GBT Tokenize Corp.

03 **Core Technology: VisionWave's Proprietary AI**
- VisionWave's proprietary AI framework is:
- Defense-native and built for unpredictable, high-stakes environments
- Autonomous by design, enabling real-time mission execution and adaptive control
- Capable of cross-domain coordination across UAS, UGV, USV, and smart weapon systems

04 **Applications Include:**
- Autonomous unmanned platforms (ground, aerial, maritime)
- Surveillance, ISR, and detection systems
- Weaponized systems, targeting, and active protection modules



05 **Headquarters & R&D**
- Global Headquarters: West Hollywood, California
- Active R&D programs across the U.S., Israel, and Canada

S4 - See S-4, pages 166–174, for detailed history and operational status.

VisionWave Mission


AI

Powering the future of defense with autonomous systems, advanced sensing, and VisionWave's proprietary AI.

Core Technologies & Strategic Advantages

All VisionWave systems are powered by its proprietary real-time AI engine, designed to enable autonomous control, superior performance, and in-field adaptability. Built for high-stakes environments, VisionWave's proprietary AI adapts to dynamic threat conditions in real time.

Key Technology Applications

Proprietary AI Platform (Defense-Native)

- Real-time battlefield cognition & adaptive mission execution
- Built for land, air, and sea operations, not repurposed commercial AI
- Multiplies the effectiveness of autonomous platforms and weapon systems

Breakthrough Sensing Technologies

- High-resolution radar and imaging systems for dense and complex terrain
- Vision-RF: converts RF signals into visual intelligence — see through walls, underground, and beyond line-of-sight

Fully Integrated Multi-Domain Platforms

- Seamless cross-domain coordination across land, sea, air, and cyber
- Designed for modularity, rapid deployment, and combat adaptability
- Fills capability gaps left by legacy defense firms
- Operationalized to neutralize threats before they emerge



Descriptions aligned with public disclosures in Form S-4 filed on April 21, 2025.

Market Opportunity & Demand Drivers

Explosive Growth: $169B Expansion (2024–2028)

- The U.S. defense market is set to grow by $169.43B, with a 4.91% CAGR.
- 100% of that growth will originate from North America, driven by the demand for AI-enabled and autonomous defense systems.

Strategic Fit in a Fragmented Market

- With defense procurement shifting toward modular, high-speed innovation, VisionWave is ideally positioned to become a category-defining player.
- As legacy OEMs struggle to adapt, agile companies like VisionWave are poised to lead.

VisionWave: Aligned With the Future of Defense

- VisionWave's proprietary AI and autonomous platforms are tailor-made for the sectors driving this growth:
- Unmanned systems (UAVs, UGVs, USVs)
- Autonomous surveillance and threat detection
- Smart weapon systems and edge-deployed AI

Demand Drivers Rising Urgency For:

- Real-time battlefield intelligence
- Automated response systems
- Multidomain situational awareness



Defense Market in US 2024-2028


CAGR of (2023-2028)
4.91%
2023
Base Year
2028
Final Year
Growth difference
(Base year - Final year)
$169.43
bn
The market is
FRAGMENTED
with several
players occupying
the market share
One of the key drivers
of the market will be the
Increase in demand
for unmanned aerial
vehicles in US
Research by Technavio

Positioned to Lead

Built for Autonomy - VisionWave's platforms directly align with the surge in demand for autonomous defense equipment, the fastest-growing market segment.

North American Base, Global Ambition -With R&D in Canada and manufacturing in the U.S., VisionWave is embedded in the region, fueling all projected growth.

Right Time. Right Tech - Our proprietary AI, Vision-RF sensing, and unmanned platforms meet urgent modernization needs across U.S. and allied defense programs.

VisionWave isn't just aligned with the market — we're engineered for it

Market data cited based on third-party research disclosed in Form S-4, including Allied Market Research and Deloitte Defense Outlook

Execution Strategy

VisionWave's aggressive execution strategy is engineered to accelerate market entry while building the long-term foundation to become one of the world's most dominant defense technology companies.

Phase 1 (2025): Rapid Market Entry & Product Acceleration
- Establishing larger R&D operations to expand engineering capacity and drive innovation in AI and autonomous systems.
- Launching U.S.-based manufacturing lines for key products, including autonomous UAS platforms and weaponized systems.
- Forming strategic partnerships with top-tier defense primes and manufacturing integrators to fast-track validation and deployment.
- Focus on our proprietary platforms such as AI, Vision-RF, UGV, and RWS to accelerate time-to-market and secure early contracts.

Phase 2 (2026–2027): Scaling Presence Across Key Allied Markets
- Penetrating high-priority regions (North America, NATO allies, MENA) with modular autonomous systems.
- Expanding production and deployment of multi-domain platforms (air, land, sea).
- Licensing and co-developing defense applications with national partners to scale adoption.
- Positioning VisionWave as a turnkey provider for autonomy, sensing, and targeting systems.

Phase 3 (2027+): VisionWave as the Defense AI Backbone
- Transitioning from platform provider to core AI infrastructure partner across modernized militaries.
- Commercializing a modular Defense Operating System (Defense OS) that integrates unmanned platforms, sensors, and kinetic systems under one AI brain.

Exploring potential licensing models. No definitive licensing agreement has been entered into as of the date of the Form S-4 filing..

Leadership



Noam Kenig – CEO
Award-winning founder and defense innovator with over 20 years of experience in AI, autonomous systems, and advanced defense technologies. Brings extensive hands-on experience deploying mission-critical solutions for defense and homeland security organizations worldwide.



Dr. Danny Rittman – CTO
Experienced inventor with extensive expertise in AI, chip design, and software engineering. Holds a PhD in Computer Science. Specialized in developing cutting-edge quantum processors and algorithms. Former CTO at multiple tech companies.



Erik Klinger – CFO
Growth-focused executive with extensive experience in M&A, capital markets, and public company operations. Former CEO of CIMfinity and CFO of Gopher Protocol, with a strong track record in scaling tech ventures. Holds degrees from Dartmouth and an MBA from UCLA.



Yossi Attia – COO
Seasoned operational leader and entrepreneur with a strong track record in capital markets, venture growth, and international investment strategy. Brings extensive experience scaling businesses and driving cross-border execution.

Biographies presented above are summarized. For full disclosures, please refer to pages 190–193 of the Form S-4 filed with the SEC.

Board and Strategic Advisors



Doug Davis – Executive Chairman
CEO and co-Chairman of Bannix Acquisition Corp, Executive Chairman VWAV. 35+ years in tech and finance. Former CEO of public and private companies; expert in international business development, M&A, IT, AI, robotics and supply chain.
AB Stanford, MBA UCLA.



Ambassador (Ret.) Ned L. Siegel – Advisor
Decades of leadership in real estate, public service, and advisory roles. Former U.S. Ambassador to the Bahamas. Phi Beta Kappa; J.D. from Dickinson; honorary doctorate from the University of S. Carolina.



Chuck Hansen – Board Member
Chairman & CEO of Electro Scan Inc., a cleantech company. Holder of 19 patents and certified by major global firms, including Saudi Aramco. Advisor to Crown Electrokinetics (NASDAQ: CRKN) and Moneta Ventures. BS UC Berkeley, MBA UCLA. FAA-certified pilot and licensed drone operator.



Eric T. Shuss – Board Member
High-tech executive with leadership roles across AI, robotics, ERP, telecom, and manufacturing. Founder and former CEO, COO, VP, and President of multiple tech ventures. Expert in enterprise systems, cloud computing, blockchain, and automation. Holds a degree in Electrical Engineering and Computer Science from California State University, Long Beach.

Biographies presented above are summarized. For full disclosures, please refer to pages 190–193 of the Form S-4 filed with the SEC.

Milestones

VisionWave is rapidly executing its mission to reshape the future of defense through autonomous systems and real-time AI. Each milestone reflects our aggressive, long-term strategy for market entry, scalability, and global leadership.

Q1–Q4 2024

- Company formed through the consolidation of three defense-focused technology firms
- Acquired proprietary technologies and IP portfolio from GBT Tokenize Corp.
- Defined product roadmap for Vision-RF, tactical UAS, remote weapon systems, and AI decision-making core
- Initiated integration evaluations with global defense entities (under NDA)

Q1 2025

- Signed strategic partnership agreements with Tier-1 defense manufacturers
- Finalized plans for U.S.-based manufacturing line and Canadian R&D center

Q2 2025

- Radar, sensing, and drone systems prepared for initial pilot deployments
- Continued scaling of proprietary AI and real-time sensing technologies
- Strengthened positioning for long-term leadership in multi-domain defense operations

Q3 2025

- Approved for Nasdaq listing under ticker VWAV
- Successfully completed IPO and public market debut



VisionWave is advancing the future of unmanned systems through intelligent, mission-ready solutions that enhance safety, efficiency, and operational effectiveness across military, law enforcement, and civilian sectors.

At the core of every VisionWave solution is our proprietary AI—a real-time, adaptive system designed to evolve in the field, outpace emerging threats, and drive the transformation of the modern battlefield.

Our mission is to integrate next-generation technologies that not only improve performance but also save lives by enabling faster, smarter, and more autonomous decision-making in high-risk environments.



For investment or strategic inquiries, contact us

Investor Relations:

IR@visionwave.holdings

www.visionwave.holdings

VisionWave Holdings, Inc.
U.S. Headquarters:
1061 1/2 N Spaulding Ave
West Hollywood, CA 90046
United States